UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2007

HAPC, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51902	20-3341405
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Madison Avenue

New York, New York 10017

(Address of Principal Executive Offices)(Zip Code)

(212) 418-5070

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On April 30, 2007, HAPC, INC., a Delaware corporation (“HAPC”) entered into Amendment No. 1 (the “Amendment”) to the Stock Purchase Agreement dated as of September 29, 2006 (the “Stock Purchase Agreement”) with and among I-Flow Corporation, a Delaware corporation (“I-Flow”), InfuSystem, Inc., a California corporation and wholly owned subsidiary of I-Flow (“InfuSystem”) and Iceland Acquisition Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of HAPC (“Acquisition Sub”).

Pursuant to the original terms of the Stock Purchase Agreement, if the transactions contemplated thereby were not closed by April 30, 2007, the Stock Purchase Agreement was terminable by HAPC or I-Flow. The Amendment extends the termination date from April 30, 2007 to June 27, 2007.

As amended, the Stock Purchase Agreement provides that in the event (i) the transactions contemplated by the Stock Purchase Agreement are not consummated by the termination date (now June 29, 2007), the Stock Purchase Agreement is terminable by HAPC or I-Flow and (ii) the Stock Purchase Agreement is terminated (a) because of HAPC’s failure to obtain its stockholders’ approval of the acquisition of InfuSystem by June 29, 2007 for any reason or (b) because HAPC or Acquisition Sub is unwilling or unable to consummate the transactions contemplated by the Stock Purchase Agreement notwithstanding the fact that all conditions precedent to the Stock Purchase Agreement to be satisfied by I-Flow and InfuSystem (and the receipt of HAPC stockholders’ approval of the acquisition) have been satisfied or are capable of fulfillment, HAPC must pay I-Flow a break up fee. In the event that I-Flow terminates the Stock Purchase Agreement after June 29, 2007 and the break up fee is payable for the sole reason that HAPC has not held the stockholder meeting seeking stockholder approval of the acquisition by June 29, 2007, the break up fee will be $1,000,000. In all other cases where a break up fee is payable, the amount will be $3,000,000.

With the exception of extending the termination date from April 30, 2007 to June 27, 2007, the Amendment altered no other provisions of the Stock Purchase Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 8.01	Other Events

As of April 12, 2007, HAPC entered into a subscription agreement (the “Subscription Agreement”) with Sean McDevitt, the non-executive chairman of the Board of Directors of HAPC, pursuant to which HAPC issued and sold to Mr. McDevitt and Mr. McDevitt purchased from HAPC, 447,143 warrants (the “Warrants”) to purchase common stock, par value $0.0001 per share (the “Common Stock”), of HAPC at a purchase price of $0.70 per Warrant, for an aggregate purchase price of $313,000. HAPC delivered the Warrants to Mr. McDevitt on April 25, 2007. Each Warrant represents the right to purchase one share of Common Stock at an exercise price of $5.00 per share. The Warrants are exercisable commencing upon HAPC’s completion of a Business Combination (as defined in HAPC’s Amended and Restated Certificate of Incorporation on file with the Secretary of State of the State of Delaware as of the date hereof) and expire on April 11, 2011 or earlier upon HAPC’s redemption of the Warrants. HAPC may redeem the Warrants in whole, and not in part, at a price of $0.01 per Warrant, at any time after the Warrants become exercisable, provided that Mr. McDevitt receives no less than 30 days written notice prior to the redemption and the last reported sale price of the Common Stock equals or exceeds $8.50 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to Mr. McDevitt. The exercise price and number of shares of Common Stock issuable upon exercise of the Warrants will be subject to future adjustments in the event that HAPC subdivides or combines its outstanding shares of Common Stock or issues a stock dividend. The Warrants issued to Mr. McDevitt represent the right to acquire .8% of HAPC’s Common Stock outstanding on a fully diluted basis.

HAPC issued and sold the Warrants to Mr. McDevitt in a private placement transaction made in reliance upon the exemption from securities registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D thereunder. Mr. McDevitt is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.

The foregoing description of the Subscription Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement and Form of Warrant filed as Exhibits 99.1 and 99.2 hereto, each of which is incorporated herein by reference.

This description does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Warrants sold in the private placement have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act or applicable state securities laws.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, HAPC filed a proxy statement with the U.S. Securities and Exchange Commission. The proxy statement will be mailed to the stockholders of HAPC. HAPC’s stockholders are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about the acquisition of all of the issued and outstanding capital stock of InfuSystem. HAPC stockholders will be able to obtain a free copy of such filings at the U.S. Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to HAPC, INC., 350 Madison Avenue, New York, New York 10017, Tel: (212) 418-5070.

HAPC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of HAPC in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of HAPC described above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Subscription Agreement, dated as of April 12, 2007, by and between HAPC, INC. and Sean McDevitt

4.2	Form of Warrant

10.1	Amendment No. 1 to Stock Purchase Agreement, dated as of April 30, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC. and Iceland Acquisition Subsidiary, Inc.

Forward Looking Statements

This Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding whether the transaction will be completed and the expected timing of the closing. Readers are cautioned that these forward-looking statements involve certain risks and uncertainties. These risks and uncertainties, which could cause these forward-looking statements to not be realized, include delays in or failure to obtain necessary regulatory approvals or clearances or third-party consents for the parties to complete the acquisition, material changes in the business and financial condition of InfuSystem, increased competition in the markets in which InfuSystem competes, adverse changes in financial markets and the markets for InfuSystem’s products, unanticipated material adverse developments regarding InfuSystem such as new actual or contingent liabilities, litigation or the loss of key personnel, and the availability of companies to acquire on terms and conditions acceptable to HAPC. HAPC disclaims any obligation to update any information contained in any forward-looking statement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAPC, INC.

By:	/s/ Erin S. Enright
Name:	Erin S. Enright
Title:	Chief Financial Officer

Dated: May 4, 2007

EXHIBIT LIST

Exhibit No.	Description

4.1	Subscription Agreement, dated as of April 12, 2007, by and between HAPC, INC. and Sean McDevitt

4.2	Form of Warrant

10.1	Amendment No. 1 to Stock Purchase Agreement, dated as of April 30, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC. and Iceland Acquisition Subsidiary, Inc.